Securities and Exchange Commission

                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



        March 3, 1999                           0-21845
     Date of report (Date of            Commission File Number
     earliest event reported)

                Wilshire Financial Services Group Inc.
       (Exact name of registrant as specified in its charter)


          Delaware                                93-1223879
(State or other jurisdiction                 (I.R.S. Employer
      of incorporation)                    Identification Number)



          1776 SW Madison Street, Portland, OR      97205
        (Address of principal executive offices)  (Zip Code)

                          (503) 223-5600
          Registrant's telephone number, including area code

                          Not Applicable
                 (Former name or former address,
                  if changed since last report)












Item 3.        BANKRUPTCY OR RECEIVERSHIP.

     On March 3, 1999, Wilshire Financial Services Group Inc. (the "Company") filed a voluntary petition for a prepackaged plan of reorganization with the United States Bankruptcy Court for the District of Delaware (the "Court"), which assumed jurisdiction over the Company as a debtor-in-possession subject to the supervision and orders of the Court. The prepackaged plan was overwhelmingly approved by noteholders, and the confirmation hearing for approval of the plan has been scheduled for April 12, 1999.








































Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

          The following exhibit is filed as part of this report:

     99.1 Press Release Dated February 1, 1999












































                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILSHIRE FINANCIAL SERVICES
                                GROUP INC.



Date:  March 18, 1999         By:  /s/  Lawrence A. Mendelsohn
                                     Lawrence A. Mendelsohn
                                     President

                              By:  /s/  Chris Tassos
                                     Chris Tassos
                                     Executive Vice President and
                                      Chief Financial Officer